11659329v3 EXECUTION THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND THE MAKER HAS RECEIVED EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE MAKER. THIS NOTE AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN SECTION 3 HEREOF AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY SUCH PROVISIONS. UNSECURED SUBORDINATED PROMISSORY NOTE $7,000,000.00 May 4, 2023 FOR VALUE RECEIVED, the undersigned, TTG Holdings, LLC, a Delaware limited liability company ("Maker"), promises to pay to the order of Star Equity Holdings, Inc. ("Payee"; Payee and any subsequent holders hereof are hereinafter referred to collectively as "Holder"), the principal sum of Seven Million and 00/00 Dollars ($7,000,000.00) (as the same may be adjusted from time to time pursuant to the terms hereof) on May 3, 2029 (the "Maturity Date"), together with payment-in-kind (non-cash) interest on the outstanding principal balance hereof to accrue at the Interest Rate (as defined below) from the date of issuance of this Promissory Note (this "Note"). As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law. TTG Imaging Solutions, LLC, a wholly owned subsidiary of Maker, and Insignia TTG Parent, LLC, a parent entity of Maker, are parties to that certain Stock Purchase and Contribution Agreement by and among Star Equity Holdings, Inc., as Seller, Digirad Health, Inc., as the Company, TTG Imaging Solutions, LLC, as Buyer, and Insignia TTG Parent, LLC, as Parent, dated as of the date hereof (as amended, supplemented or otherwise modified, the "Purchase Agreement"). This Note is given by Maker to Payee in accordance with the terms of the Purchase Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement. 1. Repayment of Principal and Interest. Principal shall be payable in lawful money of the United States of America. Interest accrued at the Interest Rate shall compound annually and accrued unpaid interest shall be added to the principal amount outstanding on each annual anniversary date of this Note. Maker shall pay all interest and principal outstanding under this Note on the Maturity Date. The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without premium or penalty. Prepayments shall include any amount set-off against the principal balance hereof by Maker in accordance with the terms of the Purchase Agreement (collectively, “Setoff Amounts”). All payments by Maker with respect to this Note are subject to Section 3 of this Note. As used herein, “Interest Rate” means (i) during the period from the date of issuance of this Note through the third anniversary of the date of issuance of this Note, a per annum rate equal to the sum of (x) 5.0% per annum plus (y) the greater of 5.0% per annum and the weighted average term SOFR-based interest rate of outstanding loans under the Senior Loan Agreement during such period, and (ii) during the period following the third anniversary of the date of issuance of this Note, a per annum rate equal to the sum of (x) 5.0% per annum plus (y) the greater of 7.0% per annum and the weighted average term SOFR-based interest rate of outstanding loans under the Senior Loan Agreement during such period. 2 2. Events of Default. Each of the following events shall constitute an "Event of Default" under this Note: (a) Any failure to make any payment of interest and/or principal payable under this Note within ten (10) days of the date when such payment is due unless cured within five (5) days after demand for payment is made to Maker; (b) Maker shall be insolvent or unable to pay its debts as they mature or shall apply for or consent to the appointment of a receiver or trustee or similar officer for itself, or such receiver, trustee or similar officer shall be appointed other than upon the application or with the consent of Maker and in such latter case such appointment shall remain unvacated for a period of ninety (90) consecutive days; (c) Maker shall consent to an adjudication as a bankrupt entity, or such petition shall be filed against Maker and in such latter case shall remain undismissed for a period of ninety (90) consecutive days; (d) Maker shall commence or consent to any proceeding under any bankruptcy or debtor's law for its relief or for its reorganization or for a composition, extension or readjustment of any of its obligations, or any such proceeding shall be commenced against Maker and in such latter case shall be judicially approved as properly instituted and shall remain undismissed for a period of ninety (90) consecutive days after the commencement thereof; (e) The termination of existence, dissolution or liquidation of Maker; or (f) The consummation of a sale, transfer or conveyance of 50% or more of the outstanding voting stock of Maker or TTG Imaging Solutions, LLC ("Senior Borrower") beneficially, directly or indirectly, owned by Sponsor (in each case where such term is referred to in this clause (f), as defined in the Senior Loan Agreement) to any person where cash constitutes at least a majority of the consideration of such transaction, in each case, other than a sale, transfer or conveyance to any affiliate of the Sponsor or any affiliate or subsidiary of Maker or Senior Borrower. Upon the occurrence of any Event of Default, all sums due and owing hereunder shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived. In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any endorsers hereof agree to pay to Holder an amount equal to all out-of-pocket costs incurred with respect thereto, including without limitation all reasonable attorneys' fees and all court costs. Maker may at its sole discretion elect to recover (i) Damages incurred by the Maker or any of its affiliates; and/or (ii) any amounts owed to Maker with respect to the Adjustment Amount in accordance with the terms of the Purchase Agreement by setting off such amounts against amounts otherwise due and payable under this Note. Prior to exercising its right of set-off, Maker shall provide Holder with prior written notice thereof. If Maker exercises its right of set-off, the amount set off by Maker shall first reduce all accrued and unpaid interest due and owing hereunder before any set-off of the principal. Upon the request of Maker, from time to time an amended and restated note shall be issued by Maker to Holder for the then-effective principal amount of this Note (and in such case this Note shall be surrendered to Maker by Holder) to reflect reductions in the principal amount of this Note as a result of any such set-off. If Maker 3 exercises its right of set-off and subsequently either (i) Maker and Holder agree that all or a portion of such amount should not have been set off and is owed to Holder, or (ii) a final judgment (no longer subject to appeal) is entered which provides that all or a portion of such amount should not have been set off and is owed to Holder, then Maker shall pay such amount to Holder, together with interest accruing on such amount at the Interest Rate from the date that such amount would otherwise have been payable under the terms of this Note to (but excluding) the date such amount is paid to Holder. 3. Subordination: Restrictions on Payment. This Note is unsecured and may not be secured by any assets of Maker, any of its affiliates, or any Credit Party (defined below). Anything in this Note to the contrary notwithstanding, the obligations of Maker and each other obligor of Subordinated Debt (defined below) in respect of the principal, interest, fees and charges on this Note and any other Subordinated Debt shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Debt (defined below). By its acceptance hereof, Holder and each beneficial owner of any interest in this Note irrevocably agree, for the directly intended and enforceable benefit of each present and future holder of any Senior Debt and agent, trustee or other representative of such holders or of one or more groups of such holders (each a "Senior Lender" and, collectively, the "Senior Lenders"), that the Subordinated Debt is hereby subordinated to the Senior Debt on the following terms: (a) In the event that Maker or other obligor of Subordinated Debt makes a general assignment for the benefit of creditors; or an order, judgment or decree is entered adjudicating Maker or other obligor of Subordinated Debt bankrupt or insolvent; or any order for relief with respect to Maker or other obligor of Subordinated Debt is entered under the United States Bankruptcy Code; or Maker or other obligor of Subordinated Debt petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of Maker or other obligor of Subordinated Debt or of any substantial part of the assets of Maker or other obligor of Subordinated Debt, or commences any proceeding relating to Maker or other obligor of Subordinated Debt under any bankruptcy, reorganization, arrangement, insolvency, conservatorship, receivership, moratorium, readjustment of debt, dissolution, liquidation or other debtor relief law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against Maker or other obligor of Subordinated Debt (collectively referred to as an "Insolvency Event"), or upon any acceleration of Senior Debt, then: (i) the Senior Lenders shall be entitled to receive payment in full in cash of all principal, premium, interest, fees, charges and other amounts then due on all Senior Debt (including interest, fees, charges and other amounts accruing thereon after the commencement of any such Insolvency Event) at the rate provided in the documentation for such Senior Debt (irrespective of whether such interest, fees, charges or other amounts are allowed as a claim in such proceedings) before the Holder is entitled to receive any payment of any kind or character on account of principal, interest or other amounts due (or past due) upon this Note or other Subordinated Debt, and the Senior Lenders shall be entitled to receive for application in payment thereof all payments and distributions of any kind or character, whether in cash, property or securities or by set-off or otherwise, which may be payable or deliverable in any such proceedings in respect of this Note or other Subordinated Debt; and (ii) any payment or distribution of assets of Maker or other obligor of Subordinated Debt, of any kind or character, whether in cash, property or securities, to which Holder would be entitled except for the provisions of this Section 3(a) shall be paid or delivered by Maker or other obligor of Subordinated Debt (or any receiver or trustee in such proceedings) directly to the Senior Lenders for application of such payment according to the priorities of such debt, until all Senior Debt (including interest, fees, charges and other amounts accrued thereon after the date of commencement of such proceedings) at the rate provided in the documentation for such Senior 4 Debt (irrespective of whether such interest, fees, charges or other amounts are allowed as a claim in such proceedings) shall have been paid in full in cash. (b) In any proceedings with respect to any Insolvency Event, or the application of the assets of Maker or other obligor of Subordinated Debt to the payment or liquidation thereof, or upon the dissolution or other winding up of the business of Maker or other obligor of Subordinated Debt or upon the sale of all or substantially all of the assets of Maker or other obligor of Subordinated Debt, then, and in any such event, (i) the Senior Lenders shall be entitled to receive full and indefeasible payment and satisfaction in cash of the Senior Debt prior to the payment of all or any part of the Subordinated Debt by Maker or other obligor of Subordinated Debt, and (ii) any payment or distribution of any kind or character from Maker or other obligor of Subordinated Debt of its assets, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt, shall be paid or delivered directly to the Senior Lenders for application to the Senior Debt in accordance with the priorities thereof, due or not due, until such Senior Debt shall have first been fully and indefeasibly paid in cash and satisfied and all financing arrangements terminated. Holder irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and Holder also irrevocably authorizes, empowers and directs the Senior Lenders to demand, sue for, collect and receive every such payment or distribution for the benefit of the Senior Lenders. Any amounts collected or received by the Senior Lenders pursuant to the authority granted hereby, shall be applied to the Senior Debt in accordance with the priorities thereof, due or not due, until such Senior Debt shall have first been fully and indefeasibly paid in cash and satisfied and all financing arrangements terminated. Holder agrees to execute and deliver to the Senior Lenders all such further instruments confirming the authorization referred to in the foregoing clause and agrees not to initiate or prosecute or encourage any other person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Debt or any liens and security interests securing the Senior Debt. Holder agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by the Senior Lenders in connection with any such proceeding and hereby irrevocably authorizes, empowers and appoints the Senior Lenders its agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Holder promptly to do so (and, in any event, prior to 30 days before the expiration of the time to file any such proof) and (ii) vote such claim in any such proceeding upon the failure of Holder to do so prior to 15 days before the expiration of the time to vote any such claim; provided that the Senior Lenders shall not have any obligation to execute, verify, deliver, file and/or vote any such proof of claim. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Note shall continue to cover the relative rights and priorities of the Senior Lenders, on the one hand, and Holder, on the other hand, even if all or part of the Senior Debt or the security interests securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such proceeding and each Senior Lender's rights under Section 3 of this Note shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by the Senior Lenders. (c) Except for payments of interest in kind as set forth in Section 1 of this Note and reductions to the principal of this Note on account of Setoff Amounts from time to time in accordance with the Purchase Agreement, no holder of the Subordinated Debt will, except as otherwise expressly agreed to by the Senior Lenders in writing, ask, demand, sue for or otherwise act to collect (including without limitation by commencing or joining any litigation or any proceeding relating to any Insolvency Event), take, accept or receive from Maker or other obligor of Subordinated Debt, by set off or in any other manner, the whole or any part of the Subordinated Debt (whether such amounts represent principal or interest, or obligations which are due or not due, including costs, fees and expenses with respect to the Subordinated Debt, direct or indirect, absolute or contingent), including, without limitation, the taking of any negotiable instruments evidencing such Subordinated Debt or any security for any Subordinated Debt, unless and until all Senior Debt, whether now existing or hereafter arising directly between Maker (or other obligor of Subordinated

5 Debt) and any Senior Lenders, or acquired outright, conditionally or as collateral security from another by any Senior Lenders, shall have been fully and indefeasibly paid in full in cash and satisfied and all financing arrangements and commitments between Maker and all holders of the Senior Debt have been terminated. (d) The holders of Senior Debt may, at any time, in their discretion, renew, amend, extend, increase, restate, refinance or otherwise modify the terms and provisions of the Senior Debt so held or exercise or release any of their rights under the Senior Debt including, without limitation, the waiver of defaults thereunder and the amendment of any of the terms or provisions thereof (or any notice evidencing or creating the same), or the release, exchange or substitution of collateral securing, or guarantees or guarantors supporting, all or any portion of the Senior Debt, all without notice to or assent from Holder. No compromise, alteration, amendment, renewal, restatement, refinancing or other change of, or waiver, consent or other action in respect of any liability or obligation under or in respect of, any terms, covenants or conditions of the Senior Debt (or any instrument evidencing or creating the same), whether or not such release is in accordance with the provisions of the Senior Debt (or any instrument evidencing or creating the same), shall in any way alter or affect the enforceability of the subordination provisions of this Note against Holder. (e) If, notwithstanding the provisions of Section 3 of this Note, any payment or distribution of any kind or character (whether in cash, securities or other property) or any security shall be received by Holder in contravention of this Section 3 and before all the Senior Debt shall have been paid in full in cash and all financing arrangements and commitments under the Senior Debt Documents have been terminated, such payment, distribution or security shall be held in trust for the benefit of, and shall be immediately paid over or delivered or transferred to the Senior Lenders for application of such payment, distribution or security among the holders of Senior Debt pursuant to the terms thereof. Any such payments received by Holder and delivered to the Senior Lenders shall be deemed not to be a payment on this Note for any reason whatsoever and the Subordinated Debt shall remain as if such erroneous payment had never been paid by Maker or received by Holder. In the event of the failure of Holder to endorse or assign any such payment, distribution or security, the Senior Lenders are hereby irrevocably authorized to endorse or assign the same. (f) Holder shall not take or continue any action, or exercise or continue to exercise any rights, remedies or powers under the terms of this Note, or exercise or continue to exercise any other right or remedy at law or equity that such holder might otherwise possess, to collect any amount due and payable in respect of this Note or other Subordinated Debt or obtain a lien on any assets of the Maker or any other Credit Party or otherwise receive the benefit of any lien on any assets of the Maker or any other Credit Party, including, without limitation, the acceleration of this Note, the enforcement of any liens in, foreclosure, levy, or execution upon, or collection or attachment of any assets of the Maker or any Credit Party, whether by judicial action or otherwise, the filing of any petition in bankruptcy or the taking advantage of any other insolvency law of any jurisdiction. In the event that the Holder obtains any liens in violation of the provisions of this Section 3, any and all of such liens shall in each case be subordinate to the liens on the collateral securing the applicable Senior Debt, and the Senior Lenders are hereby authorized to release any such lien on behalf of the Holder. (g) Subject to the indefeasible payment in full in cash of all Senior Debt and the termination of all financing arrangements and commitments under the Senior Debt Documents, Holder shall be subrogated to the rights of the Senior Lenders to receive payments and distributions with respect to the Senior Debt until this Note is paid in full. Holder agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a proceeding with respect to an Insolvency Event or otherwise, any payment or distribution received by Holder with respect to this Note or other Subordinated Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Note or otherwise, shall be deemed to have 6 been received by Holder in trust as property of the Senior Lenders and Holder shall forthwith deliver the same to the Senior Lenders for application to the Senior Debt until the Senior Debt is paid in full. A payment or distribution made pursuant to this Section 3(g) to the Senior Lenders or any senior lender which otherwise would have been paid to or retained by Holder is not, as between Maker and Holder, a payment by Maker to or on account of the Senior Debt. (h) Holder, in its capacity as a creditor, and by its acceptance of this Note, covenants and agrees that it will not, and will not encourage any other individual or entity to, at any time, contest the validity, attachment, perfection, priority or enforceability of any Senior Debt and the promissory notes issued pursuant thereto or any guarantees thereof or any of the other Senior Debt Documents, or the liens and security interests granted pursuant thereto. Maker and Holder acknowledge and agree that the Senior Lenders and each of their respective successors and assigns are third party beneficiaries of the provisions of Section 3 of this Note, and the provisions of Section 3 of this Note shall inure to the benefit of and be enforceable by the Senior Lenders and their respective successors and assigns. Notwithstanding anything to the contrary contained in this Note, Maker and Holder agree that, until the indefeasible payment in full in cash of all Senior Debt and the termination of all financing arrangements and commitments under the Senior Debt Documents, this Note shall not be amended, replaced, supplemented or otherwise modified in any manner that is adverse to the interests of the Senior Lenders without the prior written consent of the Requisite Senior Lenders. (i) Each Holder covenants and agrees that the entirety of such Holder's Subordinated Debt shall continue to be owing only to it; provided that Holder may assign some or all of its interest in the Subordinated Debt after the assignee has executed and delivered an agreement subordinating, in the manner set forth herein, all rights, remedies and interests with respect to the assigned Subordinated Debt. For purposes of this Section 3, the following capitalized terms have the following meaning. "Credit Party" has the meaning ascribed to the term "Credit Party", "Borrower", "Guarantor" and/or any other similar term set forth in the applicable Senior Debt Documents. "Requisite Senior Lenders" means, collectively, (a) the “Required Lenders” under the Senior Loan Agreement and (b) the “Required Lenders” under the Senior Note Purchase Agreement. "Senior Debt" means (a) all obligations of Maker, Maker's affiliates and each Credit Party under and as described in the Senior Debt Documents and the promissory notes issued pursuant thereto, including, without limitation, principal, premium, interest and other liabilities payable from time to time and similar obligations, interest accruing before and after any event of insolvency at the rate provided in the documentation with respect thereto (irrespective of whether such principal, premium, interest or other liabilities are allowed as a claim in any such proceeding), premiums, penalties, fees, indemnities or expenses, and regardless of whether direct or indirect, now existing or hereafter arising, absolute or contingent, secured or unsecured, or long or short term (including, without limitation, all Obligations or similar term (as defined in the applicable Senior Debt Documents)), (b) all obligations arising under guarantees executed by Maker or any of its affiliates of items described in (a) above, and (c) all renewals, extensions, refundings, refinancings, deferrals, restructurings, amendments and modifications of the items described in (a) and/or (b) above. "Senior Debt Documents" means the Senior Loan Agreement and all other related loan and collateral documents, and the Senior Note Purchase Agreement, and all other related loan and collateral documents (if any), in each case as amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time. 7 "Senior Loan Agreement" means that certain Credit Agreement, dated as of December 23, 2021, by and among TTG Imaging Solutions, LLC, a Delaware limited liability company, as Borrower, TTG Holdings, LLC, a Delaware limited liability company, as Holdings, the other Credit Parties, the Lenders party thereto and NXT Capital, LLC, as Agent, as in effect on the date hereof and as may be further amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time. "Senior Note Purchase Agreement" means that certain Note Purchase Agreement, dated as of December 23, 2021, by and among TTG Imaging Solutions, LLC, a Delaware limited liability company, as Borrower, TTG Holdings, LLC, a Delaware limited liability company, as Holdings, the other Credit Parties, the Lenders party thereto and Brookside Mezzanine Fund IV, L.P. and Sentinel Junior Capital I, L.P., a Delaware limited partnership, collectively, as Lenders, as in effect on the date hereof and as may be further amended, restated, replaced, refinanced, supplemented or otherwise modified from time to time. "Subordinated Debt" means (a) all indebtedness under this Note, including, without limitation, principal, premium, interest and other liabilities payable from time to time and similar obligations, premiums, penalties, fees, indemnities or expenses, and regardless of whether direct or indirect, now existing or hereafter arising, absolute or contingent, secured or unsecured, or long or short term, (b) all obligations arising under guarantees executed by Maker or any of its affiliates of items described in (a) above, and (c) all renewals, extensions, refundings, refinancings, deferrals, restructurings, amendments and modifications of the items described in (a) and/or (b) above. 4. Covenants of Maker. (a) Maker will not defer, extend or postpone the date that payment of principal and interest is due under this Note without the prior written consent of Holder. (b) Until this Note is paid in full, Maker will not make any distribution or pay any dividend to holders of equity interests of Maker except for tax distributions. (c) Until this Note is paid in full, Maker shall provide five business days’ notice to Payee prior to the incurrence of any additional material third party indebtedness outside the ordinary course of business. For the avoidance of doubt, this Section 4(c) shall not apply to capital leases or to drawdowns on revolving credit facilities made in the ordinary course of business. (d) Until this Note is paid in full, upon reasonable notice, Maker shall provide Holder with reasonable access to financial books and records of Maker and its subsidiaries as reasonably required to evaluate Maker’s ability to pay amounts due under this Note. 5. Miscellaneous. (a) All notices to be delivered hereunder shall be delivered in accordance with, and subject to, Section 8.04 of the Purchase Agreement. (b) Presentment for payment, performance, demand, protest and notice of demand, non- performance, acceleration, protest and non-payment are hereby waived by Maker, all other parties hereto and all other persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise. No failure to accelerate the indebtedness evidenced hereby by reason of an event of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No 8 extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. (c) This Note is intended to bind and inure to the benefit of and be enforceable by Maker, Holder and their respective successors and assigns. Holder may not sell, assign, pledge, dispose of or otherwise transfer all or any portion of this Note or any of the indebtedness represented hereby without the prior written consent of Maker. Maker may not assign its rights and obligations hereunder without the prior written consent of Holder. (d) This Note is intended as a contract (for money due) under and shall be construed and enforceable in accordance with the laws of the State of Delaware, except to the extent that federal law may be applicable to the determination of the Interest Rate. (e) This Note may be executed by facsimile or electronic mail (pdf) transmission and in several counterparts, each of which shall constitute an original but together will constitute a single document binding on all parties, notwithstanding the fact that all parties have not signed the original or the same counterpart. Any counterpart signed by the party against whom enforcement of this Note is sought shall be admissible into evidence as an original of this Note to prove its contents. [Signature page follows.]

[Signature Page to Promissory Note] IN WITNESS WHEREOF, Maker and Payee have executed and delivered this Note under seal as of the date first stated above. MAKER: TTG HOLDINGS, LLC By: Name: Matthew Mastarone Title: President and Chief Executive Officer /s/ Matthew Mastarone [Signature Page to Promissory Note] Accepted and agreed to as of the date first written above: PAYEE: STAR EQUITY HOLDINGS, INC. By:_____________________________________ Name: Richard K. Coleman, Jr. Title: Chief Executive Officer DocuSign Envelope ID: 67DDAE79-9DFC-4CD1-A78D-67252898DED3 /s/ Richard K. Coleman, Jr.